SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 10, 2004

Logan County BancShares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 2-95114	55-0660015
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

43 Washington Avenue Logan, West Virginia 25601
(Address of Principal Executive Offices)

(304) 752-1166
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

ITEM 4.

On August 10, 2004, Logan County BancShares, Inc. (the “Company”) retained S. R. Snodgrass, A. C. as its new independent certifying accountant.  S.R. Snodgrass, A.C. is registered with the Public Accounting Oversight Board.  S. R. Snodgrass, A. C. replaces McNeal Williamson & Co. which resigned its position on July 28, 2004.  The reasons for the resignation of McNeal Williamson & Co. are set forth in the Company’s filing on Form 8-K filed August 4, 2004.

During the Company’s two most recent fiscal years ended December 31, 2003, and the subsequent interim periods through July 28, 2004, the Company did not consult with S. R. Snodgrass, A.C. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  Financial Statements and Exhibits

(c)	The following exhibits are filed as part of this Form 8-K.

	Exhibit No.	Description

	99	Current Report on Form 8-K dated August 4, 2004

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGAN COUNTY BANCSHARES, INC.

Date: August 17, 2004	By:	/s/ Eddie Canterbury
Eddie Canterbury
Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

99	Current Report on Form 8-K dated August 4, 2004